SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

Since the reporting date, the following significant events have occurred:

1.	Reverse Stock Split - On August 8, 2023, at the Extraordinary General Meeting of Shareholders of the Company, the Company’s shareholders voted in favor of consolidating every twenty-two ordinary shares in the authorized but unissued and in the authorized and issued share capital of the Company into one ordinary share (the “Reverse Stock Split”).

On August 21, 2023, the Company’s ordinary shares began trading on the Nasdaq Global Market on a post-Reverse Stock Split basis under the current symbol “SMX”.

Following is a table which presents the loss per share before the change (see also Note 8).

Loss per share have been calculated using the weighted average number of shares in issue during the relevant financial periods, the weighted average number of equity shares in issue and loss for the period as follows:

	Six months ended
	June 30, 2023	June 30, 2022
Net loss attributable to the owners of the Company	(33,009)	(2,442)

Basic and diluted loss per share	(1.79)	(0.15)
Weighted average number of ordinary shares
Weighted average number of ordinary shares used in calculating basic and diluted loss per share	18,404	15,984

2.	On July 27, 2023, the Company amended its Pre-Paid Advance agreement with Yorkville (see also Note 5.1) evidencing the remaining Pre-Paid Advance to decrease the Floor Price to $1.10 (as adjusted for the Reverse Stock Split which occurred on August 21, 2023, see also Note 9.1), after the Company was required to repay in cash $500 of principal amount as a result of the Company’s share price being below the original Floor Price. The maturity date will be 12-months after the initial closing of the Pre-Paid Advance. In July 2023, the Company repaid in full the first Pre-Paid Advance in the amount of $1,500. In the period, the Company repaid approximately $450 principal amount by ordinary share issuance in accordance with the terms of the SEPA and subsequent to the period, the Company repaid approximately $1,350 through September 30, 2023.

3.	On September 6, 2023, the Company consummated the transactions pursuant to a Securities Purchase Agreement dated as of September 5, 2023 and issued and sold to an institutional investor a promissory note with a fixed conversion price of $1.6378 and warrants, for gross proceeds to SMX of approximately $2,500, before deducting fees and other offering expenses payable by the Company to their service providers. The note is in the principal amount of $4,290. The actual amount loaned by the investor pursuant to the Note is $2,574 after a 40% original issue discount. The maturity date of the note is the 12-month anniversary of the Effective Date, and is the date upon which the principal amount, as well as any accrued and unpaid interest and other fees, shall be due and payable. Interest accrues in the amount of 12% per year and shall be payable on the maturity date. The investor has the right, at any time, to convert all or any portion of the then outstanding and unpaid principal amount and interest (including any costs, fees and charges) into the Company’s ordinary shares, at a fixed conversion price of $1.6378 per share. Any such conversion is subject to customary conversion limitations set forth in the Purchase Agreement so the investor beneficially owns less than 4.99% of the Company’s ordinary shares. Additionally, the Company has the right to convert in whole or in part the note into ordinary shares; provided that in no case shall the Company so convert the note if the result of the issuance of Ordinary Shares thereby would result in the beneficial ownership of the investor of ordinary shares in excess of 4.99%.

4.	On September 15, 2023, the Company paid $250 to EF Hutton, division of Benchmark Investments, LLC, pursuant to a Satisfaction and Discharge of Indebtedness Pursuant to Promissory Note Dated March 7, 2023. Upon paying such amount, the promissory note dated March 7, 2023 in the principal sum of $900 was deemed fully paid and satisfied and the Note was thereafter canceled, discharged and no longer of any further force or effect.

5.	On September 19, 2023, the Company amended its loan agreements dated September 7, 2015, by and between the Company, its shareholders and Kamea Fund (the “Loan Agreements”). Pursuant to the amendment to the Loan Agreements, Kamea agreed to convert $657 of indebtedness under the Loan Agreements (the “Indebtedness Amount”) into 487,281 ordinary shares (post Reverse Stock Split) of the Company, as payment in full for the Indebtedness Amount; provided however, that in the event the proceeds received from Kamea with respect to any sales of such shares are not at least equal to the Indebtedness Amount, the Company will remain liable to Kamea for the balance of the Indebtedness Amount.

6.

On October 3, 2023, the Company has signed an agreement with True Gold Consortium Pty Ltd (“TrueGold”) (see also Note 1C) shareholders to acquire an additional 7.5% which will increase the Company’s holdings to 51.9% in TrueGold and result in the Company’s gain control over TrueGold. As part of the agreement and in consideration for the additional 7.5%, it was agreed that the outstanding payables from TrueGold to the Company which amounted to AU$ 475 as of June 30, 2023 (approximately $307) would be forgiven in full.

The transaction is based on past valuation, which was prepared in October 2021, which evaluates TrueGold’s fair value in the range of $78.5 million to $90 million and at a mean of $84.3 million. This past valuation was not audited or reviewed.

As of the agreement’s closing date, both parties agreed to engage an independent third party appraiser to prepare an updated TrueGold valuation as of closing date by November 30, 2023. Accordingly, the Company will recognize in its financial statements the fair value of TrueGold’s assets & liabilities at closing date as will be valued by the independent third party appraiser. Once this valuation will be completed, there may be material differences between TrueGold’s past valuation from October 2021 to the updated valuation.